                                                       Exhibit 10.2

                                SEVENTH AMENDMENT
                                       TO
                                 NOTE AGREEMENT


          This Seventh Amendment to the Note Agreement (the "Amendment") is entered into as of May __, 1994 by and among ORCHARD SUPPLY HARDWARE CORPORATION, a Delaware corporation (the "Company"), ORCHARD SUPPLY HARDWARE STORES CORPORATION (formerly Orchard Holding Corporation), a Delaware corporation ("Holding"), and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ("Teachers").

          A. This Amendment amends the Note Agreement dated as of May 15, 1992, as amended by Amendment to Note Agreement dated as of February 8, 1993, Second Amendment to Note Agreement dated as of November 23, 1993, Third Amendment to Note Agreement dated as of November 30, 1993, the Fourth Amendment to Note Agreement dated as of January 19, 1994, the Fifth Amendment to Note Agreement dated as of January 29, 1994 and the Sixth Amendment to Note Agreement dated as of April 27, 1994 (collectively, the "Agreement") by and among the Company, Holding and Teachers pursuant to which the Company's 10.64% Senior Secured Notes due May 31, 2002 (the "Notes") were issued.

          B. The purpose of this Amendment is to set forth the understandings and agreements of the Company, Holding and Teachers with respect to the following amendments of the provisions of the Agreement on the conditions stated herein.

          C. Section 19 of the Agreement provides that the Agreement may be amended by an instrument in writing executed by the Company and the written consent of the holders of at least 66-2/3% in aggregate principal amount of outstanding Notes.

          NOW, THEREFORE, based upon the foregoing and in consideration of the covenants, agreements and undertakings contained in this Amendment, the parties hereto agree as follows:

          1. Section 14 of the Agreement is hereby amended by deleting therefrom in their entirety the following defined terms:

          "Acquisition Agreement," "Acquisition Loans," "Acquisition Notes," "Bank Mortgage," "Company Security Agreement," "Company Security Agreements," "Company Pledge Agreement," "Company Trademark Pledge" or "Company Trademark Collateral Security Agreement," "Compliance Certificate," "Division", "Existing Letters of Credit," "Holding Pledge Agreement," "Letter of Credit Usage," "Overdraft Account," "Overdraft Agreement," "Overdraft Amount," "Total Utilization of Working Capital Loan Commitments," "Working Capital Loan Commitment(s)," and "Working Capital Notes."

          2. Section 14 of the Agreement is hereby further amended by amending the defined terms listed below to read in their entirety as follows:

          a. ACQUISITION: the meaning specified in the Recitals to the Prior Credit Agreement.

          b. BANK NOTES: one or more promissory notes, or any combination thereof, issued by the Company in respect of the Obligations.

          c. COLLATERAL DOCUMENTS: any mortgage, deed of trust, security agreement, pledge agreement or other instrument or agreement executed by Holding or any of its Subsidiaries in connection with the creation or perfection of liens on collateral as contemplated under the Credit Agreement; provided that such liens are permitted under this Agreement.

          d. COMMERCIAL LETTERS OF CREDIT: the documentary letters of credit issued by the Issuing Lender pursuant to the Credit Agreement.

          e. COMMITMENTS: the commitments of the Lender or Lenders to make loans to the Company pursuant to the Credit Agreement.

          f. CONSOLIDATED CASH INTEREST EXPENSE: Consolidated Interest Expense excluding any amounts which are not payable in cash (including amortization of discount), any amounts referred to in Section 2.4 of the Prior Credit Agreement payable to Agent or Lenders (as defined in the Prior Credit Agreement) on or before the Closing Date and any Transaction Costs.

          g. CONSTRUCTION LOAN: the loan made pursuant to the Fourth Amendment and Limited Waiver dated September 12, 1990 to the Prior Credit Agreement.

          h. CREDIT AGREEMENT: that certain Financing Agreement dated October 29, 1992 between the Company and the CIT Group/Business Credit, Inc., as the same may be amended, amended and restated, supplemented, or otherwise modified from time to time.

          i. FEE COLLATERAL: the real property owned in fee by Holding and any of its Subsidiaries designated as Fee Collateral on Schedule A attached hereto.

          j. GROUND LEASE COLLATERAL: all rights, title and interest of Holding and its Subsidiaries in and to those leases of real property as to which Holding or its Subsidiaries has a leasehold interest designated as Ground Lease Collateral on Schedule A attached hereto.



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

          k. HOLDING GUARANTY: the guaranty of Holding dated October 29, 1992, executed by Holding in respect of the Obligations.

          l. HOLDING PREFERRED STOCK: the "Series 1 Preferred Stock" and "Series 2 Preferred Stock" of Holding.

          m. LETTER OF CREDIT: any of the Standby Letters of Credit or Commercial Letters of Credit issued or to be issued pursuant to the Credit Agreement.

          n. ISSUING LENDER: with respect to any Letter of Credit the issuing bank specified in the Credit Agreement.

          o. LENDER AND LENDERS: the Lender or Lenders making loans pursuant to the Credit Agreement; provided that Lender and Lenders shall also include any successors and permitted assigns of any Lender pursuant to the Credit Agreement.

          p. LOAN OR LOANS: any one or more loans or other extensions of credit, or any combination thereof, pursuant to the Credit Agreement.

          q. LOAN DOCUMENTS: the Credit Agreement, the Bank Notes, the Holding Guaranty and any Collateral Document entered into in connection with the Credit Agreement.

          r. OBLIGATIONS: all obligations of any nature of Holding and/or the Company from time to time owed to Lenders or any of them arising under the Credit Agreement, the Bank Notes or any of the other Loan Documents, or reimbursement obligations with respect to the Letters of Credit or obligations under interest rate agreements relating to the Loans, including without limitation, all liability of the Company for principal and interest on the Loans or under the Bank Notes or reimbursement obligations owed with respect to the Letters of Credit and all interest thereon or for fees or expenses, reimbursements and indemnifications and other amounts due or to become due thereunder.

          s. PERMITTED EXCEPTIONS: the meaning specified in the Mortgage and in the mortgages or deeds of trust encumbering the Fee Collateral as of the date of this Agreement.

          t. STANDBY LETTERS OF CREDIT: the standby letters of credit issued by the Issuing Lender pursuant to the Credit Agreement.

          u. SUBSCRIPTION AGREEMENTS: (i) those certain subscription agreements dated May 30, 1989 between Holding and any or all of the investors set forth on Schedule G annexed to the Prior Credit Agreement and (ii) such other subscription agreements for the



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

purchase of Holding Securities substantially in the form of the subscription agreements described in (i) above as may be executed from time to time by Holding and persons who become employees of Holding or its Subsidiaries.

          v.   WORKING CAPITAL LOANS:  the Loans made to the Company pursuant to
Section 2.2A of the Prior Credit Agreement.


          3. Section 14 of the Agreement is further amended by adding thereto the following defined term:

               "PRIOR CREDIT AGREEMENT: that certain Credit Agreement dated May 30, 1989 by and among the Company, Holding and Bankers Trust Company of New York and the other lenders signatory thereto."

          4. All references to the "Credit Agreement" appearing in Section 5.14, and Section 11.7(b)(iii) of the Agreement are hereby amended to refer to the "Prior Credit Agreement."

          5. The definition "Pro Forma Consolidated Fixed Charge Coverage Ratio" set forth in Section 14 of the Agreement is hereby amended by deleting the phrase "agreements relating to Interest Swap Obligations" appearing in clause (3) of the last sentence thereof and substituting therefor the phrase "Interest Rate Agreements."

          6. Section 11.2(c) of the Agreement is hereby amended in its entirety to read "Intentionally Omitted."

          7. Section 11.4(e) of the Agreement is hereby amended to read in its entirety as follows:

               "(e) the Company may become and remain liable with respect to reimbursement obligations in respect of Letters of Credit, PROVIDED, that the Company's actual and contingent reimbursement obligations with respect to all Letters of Credit shall not exceed, in the aggregate, $8,000,000 at any time;"

          8. By its signature below the Company further represents that upon the effectiveness of this Amendment there are no defaults or Events of Default under the terms of the Agreement.

          9. The amendments to the Agreement specified herein shall become effective as of the date specified above when executed by all of the parties hereto.



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

          10. All terms used herein without definition shall have the meanings ascribed to them in the Agreement.

          11. In the event of any conflict or inconsistency between the provisions of this Amendment and the provisions of the Agreement with respect to the matters set forth herein, the provisions of this Amendment shall control. Each and every other term, condition, covenant, representation, warranty and provisions set forth in the Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in full. All references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement, as amended.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                              ORCHARD SUPPLY HARDWARE CORPORATION,
                              a Delaware corporation


ATTEST:
                              --------------------------------------------
                              Stephen M. Hilberg, Chief Financial Officer
By:
   -----------------------
   Michael Seda, Secretary

                              ORCHARD SUPPLY HARDWARE STORES
                                CORPORATION (formerly, ORCHARD HOLDING
                                CORPORATION), a Delaware corporation


ATTEST:
                              --------------------------------------------
                              Stephen M. Hilberg, Chief Financial Officer
By:
   -----------------------
   Michael Seda, Secretary

                              TEACHERS INSURANCE AND ANNUITY
                              ASSOCIATION OF AMERICA


                              By:
                                 -----------------------------------------
                                  Its:
ATTEST:                               ------------------------------------
                                  Principal Amount of Notes
By:
   -----------------------


ORCHARD:ERH:AMEND.7



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